SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ---------------------------------


                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                 -----------------------------------------------


Date of Report  May 19, 1998                    Commission file number 1-8459
               -------------                                           ------

                              New Plan Realty Trust
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)

     Massachusetts                                       13-1995781
-------------------------                   ------------------------------------
(State of Incorporation)                       (IRS Employer Identification No.)


              1120 Avenue of the Americas, New York, New York 10036
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (212) 869-3000
                      -----------------------------------
                          Registrant's telephone number


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     NEW PLAN REALTY TRUST
                                                          (Registrant)


                                                     By:/s/ Michael I. Brown
                                                        ------------------------
                                                            Michael I. Brown
                                                         Chief Financial Officer
                                                         and Controller
Dated: May 19, 1998

ITEM 5.           OTHER EVENTS

                  New Plan Realty Trust (the "Trust) purchased seven properties for an aggregate purchase price of approximately $62.2 million of which $38.0 million was paid in cash and approximately $24.2 million was in assumed mortgage debt. This was the estimated fair market value of such properties. Additional information regarding the seven properties is set forth below.

PROPERTY                         Date of                Acres          Gross                    Seller                    Occupancy
                                 Acquisition                           Leasable
                                                                       Area or
                                                                       Units
------------------------------------------------------------------------------------------------------------------------------------

EASTGREEN ON THE                 1/29/98                45             360                      EASTGREEN                 94%
COMMONS                                                                                         LIMITED
APARTMENTS                                                                                      PARTNERSHIP
Reynoldsburg, OH
------------------------------------------------------------------------------------------------------------------------------------

TINTON FALLS                     1/30/98                7              101,000                  AJN FRONT LLC             98%
PLAZA
Tinton Falls, NJ
------------------------------------------------------------------------------------------------------------------------------------
Principal tenants are: Burlington Coat Factory, WOW Fitness Center, Hollywood
Video
------------------------------------------------------------------------------------------------------------------------------------

SOUTHFIELD PLAZA                 2/12/98                9              107,000                  SOUTHFIELD &              93%
Southfield, MI                                                                                  PLAYFIELD,
                                      INC.
------------------------------------------------------------------------------------------------------------------------------------
Principal tenants are: Farmer Jack, Blockbuster Video
------------------------------------------------------------------------------------------------------------------------------------

LAKE DRIVE PLAZA                 2/12/98                14             148,000                  AGENOR LP                 79%
Vinton, VA
------------------------------------------------------------------------------------------------------------------------------------
Principal tenants are: Kroger, Big Lots, Revco, Blockbuster Video
------------------------------------------------------------------------------------------------------------------------------------

BRICE PARK                       3/4/98                 15             135,000                  CHANTRY                   100%
SHOPPING CENTER                                                                                 SQUARE JOINT
Reynoldsburg, OH                                                                                VENTURE
------------------------------------------------------------------------------------------------------------------------------------
Principal tenants are: Sun TV, Michael's Old Navy, Petco, Frisch's Restaurant,
Firestone, Cellular One, Picway Shoes
------------------------------------------------------------------------------------------------------------------------------------

COLONIAL                         4/1/98                 13             128,000                  FLORIDA                   100%
MARKETPLACE                                                                                     INCOME
Orlando, FL                                                                                     PROPERTY LP
------------------------------------------------------------------------------------------------------------------------------------
Principal tenants are: Service Merchandise, Office Max
------------------------------------------------------------------------------------------------------------------------------------

HUNTING HILLS                    4/2/98                 15             166,000                  GRAY LUMBER               98%
SHOPPING CENTER                                                                                 COMPANY ET AL
Roanoke, VA
------------------------------------------------------------------------------------------------------------------------------------
Principal tenants are: Walmart, JoAnn Fabrics


        Audited statements of revenue and certain operating expenses and pro forma financial information reflecting the acquisition of the seven properties are included in this Current Report on Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) and (b)   Financial Statements of Businesses Acquired and
                                Pro Forma Financial Information.

                  1. Reports of Eichler, Bergsman & Co., LLP, Independent Certified Public Accountants, dated November 26, 1997 and April 11, 1998.

                  2. Certain properties acquired - Historical Summary of Combined Revenues and Certain Operating Expenses for the years ended September 30, 1997 and October 31, 1997.

                  3. In addition, the following pro forma financial information is provided to reflect all seven properties acquired:

                           (i) New Plan Realty Trust and Subsidiaries - Information pursuant to Rule 3-14 of Regulation S-X.

                           (ii) New Plan Realty Trust and Subsidiaries - Pro forma condensed consolidated financial statements (unaudited):

                                   (a)      Pro forma condensed consolidated
                                            statement of income for the year
                                            ended July 31, 1997.

                                   (b)      Pro forma condensed consolidated
                                            statement of income for the six
                                            months ended January 31, 1998.

                                   (c)      Pro forma condensed consolidated
                                            balance sheet as of January 31,
                                            1998.

                                   (d)      Notes to pro forma condensed
                                            consolidated financial statements.

        (c)       Exhibits

                  Included herewith is Exhibit No. 23, the Consent of the Independent Accountants.

New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Eastgreen on the Commons Apartments (the "Property") for the year ended September 30, 1997. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period examined and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


                                                    EICHLER, BERGSMAN & CO., LLP


New York, New York
November 26, 1997

                              NEW PLAN REALTY TRUST

                           CERTAIN PROPERTIES ACQUIRED
                         HISTORICAL SUMMARY OF REVENUES
                         AND CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED SEPTEMBER 30, 1997
                                 (In Thousands)



Rental income                                                          $ 2,076


--------------------------------------------------------------------------------
     Repairs and maintenance                           $   212
--------------------------------------------------------------------------------
     Real estate taxes                                     132
--------------------------------------------------------------------------------
     Other operating expenses                              819           1,163
                                                       -------         -------

--------------------------------------------------------------------------------
Excess of revenues over certain operating expenses                     $   913
                                                                       -------

NOTES:

The Historical Summary of Revenues and certain Operating Expenses relates to the operation of Eastgreen on the Commons Apartments (the "Property") while under ownership previous to New Plan Realty Trust. The Property is a residential apartment complex.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



New Plan Realty Trust
1120 Avenue of the Americas
New York, New York 10036


We have audited the accompanying Historical Summary of Combined Revenues and Certain Operating Expenses of Brice Park Shopping Center, Colonial Marketplace, Lake Drive Plaza, Tinton Falls Plaza, Hunting Hills Shopping Center, and Southfield Plaza (the "Properties") for the year ended October 31, 1997. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation and general and administrative expenses for the period examined and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.


                                                    EICHLER, BERGSMAN & CO., LLP


New York, New York
April 11, 1998

                   HISTORICAL SUMMARY OF COMBINED REVENUES AND
                          CERTAIN OPERATING EXPENSES OF
                           CERTAIN PROPERTIES ACQUIRED

                       FOR THE YEAR ENDED OCTOBER 31, 1997
                                 (In Thousands)



Rental income                                                         $ 6,441
--------------------------------------------------------------------------------


     Repairs and maintenance                           $   201
--------------------------------------------------------------------------------
     Real estate taxes                                     797
--------------------------------------------------------------------------------
     Other operating expenses                              396          1,394
                                                       -------        -------
--------------------------------------------------------------------------------

Excess of revenues over certain operating expenses                    $ 5,047
                                                                      -------

NOTE:

The Historical Summary of Combined Revenues and certain Operating Expenses relates to the operation of Brice Park Shopping Center, Colonial Marketplace, Lake Drive Plaza, Tinton Falls Plaza, Hunting Hills Shopping Center, and Southfield Plaza (the "Properties") while under ownership previous to New Plan Realty Trust.

The Summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for the years ended July 31 under existing commercial operating leases at shopping centers being reported are approximately as follows (in thousands):

          1998          $ 3,094          2001            $ 5,167
---------------------------------------------------------------------
          1999            5,887          2002              4,492
---------------------------------------------------------------------
          2000            5,603          Thereafter       17,997

The above assumes that all leases which expire are not renewed, therefore, neither renewal rentals nor retail rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volumes, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursement.

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
               INFORMATION PURSUANT TO RULE 3-14 OF REGULATION S-X


Part I            MANAGEMENT ASSESSMENT

                  Management's assessment of the seven properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the seven properties, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

a. The following unaudited statement is a Pro Forma estimate for a twelve month period of taxable income and funds available from operations. The Pro Forma statement is based on the Trust's historical operating results for the year ended July 31, 1998 adjusted for the historical operations of the seven acquired properties. These estimated results do not purport to present expected results of operations for the seven properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of taxable operating income (In Thousands)

Taxable operating income before depreciation expense      $108,137*

Less:

Estimated depreciation                                      27,568
                                                          --------
Estimated taxable operating income                        $ 80,569
                                                          ========

Estimated funds generated:

Estimated taxable operating income                        $ 80,569

Add: Estimated depreciation                                 27,568
                                                          --------
Estimate of funds generated                               $108,137*
                                                          ========

* Estimates of operating income, net taxable income and funds generated do not include approximately $500,000 of revenue from leases that commenced after the year ended July 31, 1997.

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
       NOTES TO ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED
                        FROM CERTAIN PROPERTIES ACQUIRED
                                   (UNAUDITED)


Basis of Presentation

    1. Depreciation expense was based upon an estimated useful life of 39 years for commercial properties and 27.5 years for residential properties using the straight line method.

    2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


    The unaudited pro forma condensed consolidated statements of income for the year ended July 31, 1997 and the six months ended January 31, 1998 reflect the acquisition of the seven properties as if the transactions and other acquisitions made during the year had occurred on August 1, 1996. This pro forma information is based on the historical statement of the Trust after giving effect to the acquisition of these properties.

    The following unaudited pro forma condensed consolidated balance sheet as of January 31, 1998 reflects the acquisition of the five properties acquired after January 31, 1998 as if the acquisition had occurred on that date.

    The unaudited pro forma condensed consolidated financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed consolidated statements of income may not be indicative of the results that would have actually occurred had the acquisitions been made on the date indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with New Plan Realty Trust's audited consolidated financial statements as of July 31, 1997 and for the year then ended and the accompanying notes (which are contained in the Trust's Form 10-K for the year ended July 31, 1997).

                  PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES
                  --------------------------------------------

    The following table sets forth the ratio of earnings to fixed charges and preferred stock dividend requirements for the periods indicated:

                                               Six Months Ended
                        1997                   January 31, 1998
                        ----                   ----------------

                        3.3                     3.0

    For the purposes of computing these ratios, earnings have been calculated by adding fixed charges (excluding capitalized interest) to income before extraordinary items. Fixed charges consist of interest costs, whether expensed or capitalized, preferred stock dividend requirements, the interest component of rental expense, if any, and amortization of debt discounts and issue costs, whether expensed or capitalized.


           PRO FORMA CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
           -----------------------------------------------------------
         YEAR ENDED JULY 31, 1997 AND SIX MONTHS ENDED JANUARY 31, 1998
         --------------------------------------------------------------
                          (Dollar Amounts in Thousands)
                          -----------------------------

                                                            Six Months Ended
                                                            ----------------
                                            1997            January 31, 1998
                                            ----            ----------------

EARNINGS:
------------------------------------------------------------------------------
     Net income                             $ 78,378          $ 44,803
------------------------------------------------------------------------------
     Interest expense                         32,424            18,187
------------------------------------------------------------------------------
     Other adjustments                           494               324
                                            --------          --------
------------------------------------------------------------------------------
                                            $111,296          $ 63,314
                                            ========          ========
------------------------------------------------------------------------------
FIXED CHARGES:
------------------------------------------------------------------------------
     Interest expense                       $ 32,424          $ 18,187
------------------------------------------------------------------------------
     Capitalized interest                        868               ---
------------------------------------------------------------------------------
     Preferred Stock Divdends                    461             2,925
------------------------------------------------------------------------------
     Other adjustments                           327               324
                                            --------          --------
------------------------------------------------------------------------------
                                            $ 34,080          $ 21,436
                                            ========          ========

------------------------------------------------------------------------------
RATIO OF EARNINGS TO FIXED CHARGES               3.3               3.0

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                            YEAR ENDED JULY 31, 1997

                  (In thousands except for per share amounts)

                                                                            PREVIOUSLY REPORTED (4)
                                                                            -----------------------

                        AS        CURRENT     PRO FORMA      PRO FORMA  HISTORICAL   PRO FORMA  PRO FORMA    OTHER     PRO FORMA AS
                        --        -------     ---------      ---------  ----------   ---------- ---------    -----       -----------
                     REPORTED ACQUISITIONS  ADJUSTMENTS      CURRENT   ACQUISITIONS ADJUSTMENTS ALL         ADJUSTMENTS ADJUSTED ALL
                     -------- ------------  -----------      ------    ------------ ----------- ---         ----------- ------------
                                                             ACQUISITIONS                       ACQUISITIONS            ACQUISITIONS
                                                             ------------                       ------------            ------------

RENTAL REVENUES          $202,093  $8,517                      $210,610   $6,263                 $216,873      $ 850 (5)   $217,723
INTEREST AND DIVIDENDS      4,728               ($1,902) (2)      2,826                             2,826                     2,826
                         --------  ------       --------       --------   -------                --------      -----       --------
   TOTAL REVENUE           206,821  8,517        (1,902)        213,436    6,263                  219,699        850        220,549

OPERATING COSTS             74,316  2,557                        76,873    2,869                   79,742                    79,742

DEPRECIATION EXPENSE        25,006                1,244 (2,3)    26,250               $   699      26,949                    26,949

INTEREST EXPENSE            28,256                1,948 (2)      30,204                 2,220      32,424                    32,424
                          -------- ------       -------        --------   ------      -------    --------                  --------
   TOTAL OPERATING
      EXPENSES             127,578  2,557         3,192         133,327    2,869        2,919     139,115                   139,115
                          -------- ------       -------        --------   ------      -------    --------                  --------

OTHER DEDUCTIONS             2,203                                2,203                             2,203                     2,203

OTHER LOSSES                     3                                    3                                 3                         3
                          -------- ------       --------       --------   ------      -------    --------      -----       --------

NET INCOME                  77,037  5,960        (5,094)         77,903    3,394       (2,919)     78,378        850         79,228

PREFERRED STOCK
DIVIDENDS                     (461)                                (461)                             (461)                     (461)
                         ----------------       --------       ---------  ------      -------    ---------     -----       ---------

NET INCOME APPLIED TO
  SHARES OF BENEFICIAL
  INTEREST               $  76,576 $5,960       ($5,094)       $ 77,442   $3,394      ($2,919)   $ 77,917      $ 850       $ 78,767
                         ========= ======       =======        ========   ======      =======    ========       ====       ========

BASIC EARNINGS PER SHARE $    1.31                             $   1.32                          $   1.33                  $   1.35

DILUTED EARNINGS
  PER SHARE              $    1.30                             $   1.32                          $   1.33                  $   1.34

WEIGHTED AVERAGE SHARES
  OUTSTANDING - BASIC       58,461                               58,461                             58,461                   58,461

WEIGHTED AVERAGE SHARES
  OUTSTANDING - DILUTED     58,735                               58,735                             58,735                   58,735


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                        SIX MONTHS ENDED JANUARY 31, 1998

                   (In thousands except for per share amounts)

                                                                          PREVIOUSLY REPORTED (4)
                                                                          -----------------------

                      AS REPORTED  CURRENT      PRO FORMA    PRO FORMA   HISTORICAL   PRO FORMA    PRO FORMA  OTHER     PRO FORMA AS
                      -----------  ----------   ----------   ----------  ----------   ---------    ---------  -----     ------------
                                   ACQUISITIONS ADJUSTMENTS  CURRENT     ACQUISITIONS ADJUSTMENTS  ALL      ADJUSTMENTS ADJUSTED ALL
                                   ------------ -----------  --------    ------------ -----------  ---      ----------- ------------
                                                             ACQUISITIONS                         ACQUISITIONS          ACQUISITIONS
                                                             ------------                         ------------          ------------

REVENUES:
RENTAL REVENUES         $119,392     $4,258                  $123,650     $1,181                    $124,831   $ 425 (5)   $125,256
INTEREST AND DIVIDENDS     1,960                  ($951) (2)    1,009                                  1,009                  1,009
                        --------     ------      -------     --------     ------                    --------   -----       --------
   TOTAL REVENUE         121,352      4,258        (951)      124,659      1,181                     125,840     425        126,265
OPERATING EXPENSES:
OPERATING COST            43,503      1,279                    44,782        679                      45,461                 45,461
DEPRECIATION EXPENSE      15,133                 $  622 (2,3)  15,755                  $193           15,948                 15,948

INTEREST EXPENSE          17,213                    974 (2)    18,187                                 18,187                 18,187
                        --------     ------      ------      --------     ------       ----         --------               --------
   TOTAL OPERATING
       EXPENSES           75,849      1,279      $1,596        78,724        679        193           79,596                 79,596
                        --------     ------      ------      --------     ------       ----         --------               --------

OTHER DEDUCTIONS           1,374                                1,374                                  1,374                  1,374
OTHER LOSSES                  67                                   67                                     67                     67
                        --------     ------      ------      --------     ------       ----         --------   -----       --------

NET INCOME                44,062      2,979      (2,547)       44,494        502       (193)          44,803     425         45,228
PREFERRED STOCK DIVIDEND  (2,925)                              (2,925)                                (2,925)                (2,925)
                        ---------    ------                                                                    -----       ---------
NET INCOME APPLIED TO
  SHARES OF BENEFICIAL
  INTEREST              $ 41,137     $2,979      ($2,547)    $ 41,569     $  502       ($193)       $ 41,878   $ 425       $ 42,303
                        ========                                                                               =====       ========
BASIC EARNINGS PER SHARE$    .70                             $    .70                               $    .71               $    .72
DILUTED EARNINGS
  PER SHARE             $    .69                             $    .70                               $    .70               $    .71
WEIGHTED AVERAGE SHARES
  OUTSTANDING - BASIC     59,116                               59,116                                 59,116                 59,116
WEIGHTED AVERAGE SHARES
  OUTSTANDING - DILUTED   59,514                               59,514                                 59,514                 59,514

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)


                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                             AS OF JANUARY 31, 1998
                                 (In Thousands)


                                             AS REPORTED            PRO FORMA                   PRO FORMA
                                                                    ADJUSTMENTS (1)
                                                                    CURRENT
                                                                    ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
ASSETS:

REAL ESTATE                                  $1,221,834             $45,015                     $1,266,849

CASH, CASH EQUIVALENTS,
  MARKETABLE SECURITIES
  AND OTHER INVESTMENTS                          74,267             (27,045)                        47,222

OTHER                                            29,815                                             29,815
                                             ----------             -------                     ----------

     TOTAL ASSETS                            $1,325,916             $17,970                     $1,343,886
                                             ==========             =======                     ==========

LIABILITIES:

MORTGAGES PAYABLE                            $   69,909             $17,970                     $   87,879

NOTES PAYABLE                                   462,710                                            462,710

OTHER LIABILITIES                                38,331                                             38,331
                                             ----------             -------                     ----------
     TOTAL LIABILITIES                          570,950              17,970                        588,920

SHAREHOLDERS' EQUITY                            754,966                                            754,966
                                             ----------             -------                     ----------

   TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY                    $1,325,916             $17,970                     $1,343,886
                                             ==========             =======                     ==========

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)


                     NEW PLAN REALTY TRUST AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


1. Pro Forma Adjustments to the Pro Forma Consolidated Balance Sheet as of January 31, 1998 reflect the acquisition of the five properties acquired after January 31, 1998 using cash and assuming mortgage notes payable.

2. Pro Forma Adjustments to the unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended July 31, 1997 and for the six months ended January 31, 1998 include adjustments to reflect the acquisition of the seven current acquisitions and the previously reported acquired properties as if they had been acquired on August 1, 1996 (See Note 4).

        For the year ended July 31, 1997 and the six months ended January 31, 1998, these adjustments include an increase in interest expense and a reduction in interest and dividend income. These adjustments were made because of the assumption of mortgages payable and the use of cash to complete the acquisition of these properties. The interest rate used was approximately 8.1% on the assumed mortgages and 5.0% on the reduction in average investments.

3. Depreciation expense was based upon an estimated useful life of 40 years using the straight line method.

4. Refer to Form 8-K dated January 23, 1998 for previously reported acquisitions.

5. Other adjustments reflects revenue from leases that commenced during or after the audit period.

                                  EXHIBIT INDEX


Exhibit Number                              Description
--------------                              -----------

   23                                  Consent of Independent Accountants